SAFE HARBOR FINANCIAL



The U.S. Cannabis Industry’s Leading Financial Services Platform

August 2023 Investor Presentation | NASDAQ:SHFS

Disclaimers

NOTICE TO RECIPIENTS

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by SHF Holdings, Inc. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund or the Federal Deposit Insurance Corporation. This Presentation is neither an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Company's services, the Company's growth prospects and the Company's market size, the Company's projected financial and operational performance, including relative to its competitors, new product and service offerings the Company may introduce in the future, implied enterprise value, the Company's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business and changes in the Company's capital structure, the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, and other statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to risk factors disclosed in the Company's reports filed with the SEC from time to time, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk of an economic downturn or recession in the Company's market areas; (ii) the risk that the Company is not able to expand its business operations as planned; (iii) the outcome of any legal proceedings that may be instituted against the Company; (iv) the ability to maintain the listing of the Company's securities on Nasdaq Capital Market; (v) that the trading prices of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business; (vi) the impact of dilution resulting from exercises of the Company's outstanding warrants or conversion of the Company's outstanding convertible preferred stock and changes in the Company's capital structure; (viii) the Company's ability to implement its business plans, forecasts, and other expectations and realize additional opportunities; (ix) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Company's operations; (x) the risk that the Company's and its current and future collaborators are unable to successfully develop and commercialize the Company's products or services, or experience significant delays in doing so; (xi) the risk that the Company may not achieve or sustain profitability; (xii) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiii) the risk that the Company experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Disclaimers

HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR FINANCIAL

The historical financial information regarding the Company contained in this Presentation has been taken from or prepared based on historical financial statements, which resulted from carved-out operations of Partner Colorado Credit Union ("PCCU").

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company believes that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company or any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Company's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. Neither the Company nor any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Company operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. Neither the Company nor any its affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

What We Do

Safe Harbor is a fintech platform with a stellar, 9-year track record of facilitating banking and lending services to the US cannabis industry.

Who We Are

The only NASDAQ-listed company with fully compliant cannabis finance infrastructure

- Established the gold-standard in cannabis banking and lending leveraging a proprietary fintech platform
- Leadership and expert position in an underserved market with extremely high barriers to entry and regulatory oversight
- National footprint in 41 states facilitating more than US $20 billion in deposit activity to date
- Tremendous blue-sky through organic growth, commercial lending and M&A / cannabis industry consolidation

The U.S. Cannabis Industry is Growing

>70,000
cannabis-related businesses (CRBs)

68%
of Americans support full federal legalization

48%
of Americans live in a state where cannabis is legal[1]

>$46B in sales[1]
Expected by 2025

38 States
Medical use legal

23 States
Medical and adult-use legal

8 States
Potentially expanding legalization in 2023[2]



Medical and adult use, source: Wall Street analysis and industry reports
[1] New Fronteir Data, *Elections Expand Adult-Use Cannabis Markets to Nearly Half of U.S.*, https://newfrontierdata.com/cannabis-insights/elections-expand-adult-use-cannabis-markets-to-nearly-half-of-us//
[2]MG Magazine *What States Could Expand Cannabis Legalization in 2023*, https://mgmagazine.com/business/legal-politics/which-states-could-legalize-cannabis-in-2023/

Traditional financial institutions will not bank Cannabis-Related Businesses (CRBs)

High risk, high barriers to entry

- **No Safe Harbor**: Potential prosecution for providing CRBs with financial services
- **Illegal status**: Conflicting state and federal laws regarding legalization
- **High barriers to entry**: Pending/proposed legislation will not change the cannabis banking environment
  - **Bank Secrecy Act**: Complex BSA obligations and fear of non-compliance resulting in severe fines, **high** compliance costs
  - **High-risk market**: Like Money Service Businesses (MSBs), CRBs deemed high-risk due to cash-intensive nature of business and black-market history
  - **Complex industry**: State-by-state cannabis regulations resulting in complex corporate structures
- **Lack of standards**: Various 2014 FinCEN interpretations and inconsistent examination standards

Proven & compliant cannabis finance infrastructure

The most robust suite of specialized financial and treasury services available to the industry


MONTHLY COMPLIANCE, DEPOSITORY & TRANSACTION FEES, INVESTMENT & LOAN INCOME
ONBOARDING FEES
Cannabis Related Business
Proprietary Safe Harbor Onboarding, Service & Compliance Platform
API connectivity
Proprietary Fintech Platform
Bank integration layer
Incoming Financial Transactions
Outgoing Financial Transactions
Financial System Access
FEE SHARE AGREEMENT WITH BANK

All banking activities are processed by Safe Harbor's financial institution clients.

Q over Q Trends: Revenue Performance[1]


YTD June '22 v June '23
$8,752,437
+148.4%
$3,523,993
YTD June '22
YTD June '23


Total Reported Quarterly Revenue
$4,572,058
+9%
$4,180,379
+17%
$3,575,606
4Q22
1Q23
2Q23

1. Reconciliation to as reported Total Revenue in the appendix

Expense & Adjusted EBITDA*


Run-Rate Expense
$4,322,509
-5%
$4,125,727
-10%
$3,725,046
4Q22
1Q23
2Q23


Adjusted EBITDA
$850,384
107%
$409,918
4Q22
1Q23
2Q23
$(1,117,938)

*Reconciliation of Net Income (Loss) as reported to Adjusted EBITDA in the appendix

Revenue Composition by %


2%
11%
7%
YTD 2Q22
80%
0.5%
32%
YTD 2Q23
55%
12%
Deposit activity fees
Loan interest income and fees
Investment income
Program licensing fees

Excludes Program Licensing Fees: 2022-2%, 2023-.3%

Revenue Composition by $


$87,168
$377,133
$249,834
YTD 2Q22
$2,809,764
$40,828
$2,837,694
YTD 2Q23
$4,803,241
$1,071,124
Deposit activity fees
Loan interest income and fees
Investment income
Program licensing fees

Excludes Program Licensing Fees: 2022-$87.262, 2023-.$26,820

Interest Income & Credit Growth



Interest Income
$604,381
+29.6%
$468,048
$466,293
4Q22
1Q23
2Q23



Total Credit
$35,899,513
+79%
$20,091,428
$18,898,042
4Q22
1Q23
2Q23

Scaling Revenue

Present Revenue Streams

- Onboarding Fees
- Deposit Account/Compliance Fees
- Transaction Fees (3rd Party Pmt Processing)
- Investment income on deposits
- Loan Origination
- Loan Interest
- Loan Servicing
- Program Licensing

Future Opportunities

- New Loan Options – LOC Revenue Share
- Loan Participation Fees (other FIs)
- Loan Underwriting for 3rd Parties
- Direct Payment Processing
- Insurance Products
- Direct Vaulting and Courier Services

In 9th Year of Success

First-to-market advantage, creating a national leadership position

2015

Network exclusion work arounds
Cashless ATM & closed loop

Test launch
Initial program developed & implemented by CEO

2016

Published FIRST cannabis banking book
Stressing compliance

Out-of-state accounts
Established regulatory & fund management between states

2017

SHF Program Licensing
Assisting other FIs

Established subject matter expertise
Trained regulators, banks & officials across the country

2018

Launched proprietary software
Onboarding & compliance - banking perspective

Launched national foundation
Facilitating Federal Reserve Accounts for MSOs

2019

Created Attorneys General Relationship
Reinforcing law enforcement support

Launched ACH origination
Cannabis Payment processing program

2020

Developed international funds management
Standards Moving $millions from Canada to the US

Established Cannabis lending
Senior secured debt with depository relationships

2021

Decoupled Safe Harbor from Parent
Sundie Seefried (CEO) and team to lead SHF full time

2022

Nasdaq listing
Completed de-SPAC and approved Nasdaq listing, hired National Expansion Team

2023

Acquired Abaca
Secured fintech platform

*Launch of CUSO through Partner Colorado Credit Union and involved SHF's predecessor

Growth & expansion

Established National Footprint on which to scale


Federal accounts held
<$1M
$27M
$24M
<$1M
$55M
<$1M
$19M
$5M
<$1M
$3M
$24M
<$1M
<$1M
<$1M
$159M
<$1M
$54M
$10M
<$1M
$6M
<$1M
$2,520M
$18M
$134M
<$1M
$5M
$385M
<$1M
$1M
$487M
<$1M
$19M
$19M
$5M
$1M
<$1M
$23M
$1M
$13M
$49M
<$1M
<$1M

2015	vs.	2022
1	STATES	41
60	ACCOUNTS	1040
$153M	DEPOSITS*	$20B >$300M/month
~$13M	BALANCES ON DEPOSIT*	~$220M

*Deposits held by the Company's financial institution customers.

Competitive Advantages

The only NASDAQ-listed company with fully compliant cannabis finance infrastructure

- **Consistent performance**: in 9th year of successfully providing access to financial services consistently to the industry
- **Lending & depository service access**: depository relationships support "Know Your Customer" for better loan underwriting
- **Low cost-of-funds advantage**: based on onboarded deposits
- **Cannabis expertise**: 55 years combined management industry experience
- **Brand recognition**: established, reliable, well-performing brand
- **Proprietary, scalable fintech & compliance software**: automated onboarding, compliance & bank interface
- **Barriers to entry**: high-risk markets requiring additional compliance
- **Regulator acceptance**: successfully passed 16 federal and state exams
- **Multiple growth opportunities**: consolidation of cannabis financial services providers

Growth Strategy

Organic
Increases in existing CRB revenue and expanded use of fee-based services

Bulk acquisition of client relationships
through M&A and from FIs wanting to exit their service offering in this industry

New commercial lending opportunity
Providing access to capital at normalized commercial banking terms



M&A
Expand deposit base, increase lending capacity, complement technology platform

Current legal markets
Acquisition via increased marketing spend, which has been minimal to date

Legalizing markets
New and existing CRBs as they expand to new jurisdictions

Q2 2022 vs. Q1 2023 Growth


Accounts Q2'23 v Q2'22
+59%
619
985
Q2 2022
Q2 2023


Total Deposit Flow YTD June'23 v '22
+37%
$1,616,960,527
$2,222,320,852
YTD June '22
YTD June '23


Total Core Balances Q2'23 v Q2'22
+53%
$142,103,552
$216,725,865
Q2 2022
Q2 2023


Depository Fees YTD June '23 v '22
+53%
$2,811,431
$4,307,667
YTD June '22
YTD June '23

Commercial lending opportunity

Uniquely positioned to capture significant market share with industry-leading lending rates

	CURRENT LENDING ENVIRONMENT	SHF
Loan source	Raises equity / high yield debt to deploy loans	Loans off of managed deposit account balances (= lower cost of funds)
Customer acquisition	Origination team requires active outreach and learning each new client	In-house commercial lending team onboards new accounts / loans to existing >1000 customer accounts with history of financial data
Typical 2-3 yr rate	**18-36%**	**9-14%**
Underwriting risk / security	Higher risk required to include projection loans to meet investor expectations	1st: senior secured position 2nd: equipment, licenses & receivables Established 3rd party underwriting; industry expertise ensures proper risk mitigation

Source: Wall Street analysis and industry reports

Officers



SUNDIE SEEFRIED

Chief Executive Officer

- One of the The CEO Publication's top 20 dynamic U.S. CEOs of 2020
- Author of **Navigating Safe Harbor: Cannabis Banking in a Time of Uncertainty**
- Former 20 year CEO of PCCU and subsidiary, Safe Harbor Services



TYLER BEUERLEIN

Chief Strategic Business Development Officer

- Former Chief Revenue Officer & Chief Business Development Officer for Hypur Ventures
- Former Chairman of the National Cannabis Industry Association Banking and Financial Services Committee



DONNIE EMMI

Chief Legal Officer

- Managing Partner of Hunsaker | Emmi, P.C.
- Counsel at Clark Hill, PLC
- Former Chair of the National Cannabis Industry Association Banking and Financial Services Committee



JIM DENNEDY

Chief Financial Officer

- Former President, COO, and board member of urban-gro, Inc.
- Former CFO of Interurban Capital Group
- Former President & CEO of Agilysis, Inc.



DAN RODA

Executive Vice President & Chief Operating Officer

- Co-Founder and CEO of Abaca
- Former General Counsel at Rock Capital Group
- Former Attorney at Davidson Law Firm

Directors

RICHARD CARLETON
CEO, Canadian Securities Exchange

JOHN DARWIN
Co-CEO, Luminous Capital USA, Inc.

DOUGLAS FAGAN
CEO, Partner Colorado Credit Union

JENNIFER MEYERS
CFO, Partner Colorado Credit Union

FRED NEIHAUS
Managing Partner, Interactive Global Solutions

JONATHAN SUMMERS
Chairman, Billion Pairs Genetic Corp. and EXMceuticals

KARL RACINE
Former Washington D.C. Attorney General





THANK YOU

August 2023 Investor Presentation
NASDAQ:SHFS

SAFE HARBOR FINANCIAL

SAFE HARBOR FINANCIAL



Appendix

August 2023 Investor Presentation | NASDAQ:SHFS

Capitalization Overview

Stock	
Company	SHF Holdings, Inc.
Ticker	NASDAQ: SHFS
Stock Price*	$0.37
Market Cap (millions)*	$17.15
52 week High and Low*	$13.60 - $0.33
Average Volume*	92,262

As of August 24, 2023

Capitalization	
Share Structure (millions)	
Common Shares Outstanding (1)	46.4
Fully Diluted Shares Outstanding (2)	59.8
Share Price (USD) (3)	$0.37
Debt (4)	$40.5
Cash & Receivables (5)	$8.2
Enterprise Value	**$49.48M**

All values reflected in USD

Institutional Holders (28.00%)
Partner Colorado Credit Union (46.72%)
Management & Insiders (16.73%)

[1] 46,433,316 shares of class A common stock of SHF Holdings, Inc. stock as of as stated in the Form 10-Q filing dated August 14, 2023. [2] 59,806,619 fully diluted shares based on issued and outstanding plus warrants, options and PIPE conversions based on 'if converted'. [3] As of August 25, 2023. [4] Debt defined as: Accrued Expenses, Deferred Consideration, Due Seller - current portion, Deferred Consideration - long term, Forward purchase derivative liability, and Due to Seller - long term. [5] Defined as cash and cash equivalents

Reconciliation of Revenue on slide 8 to as reported revenue

Revenue	4Q22	1Q23	2Q23
Depository Fees	$1,884,616	$2,245,831	$2,557,410
Investment Income	$1,184,647	$1,417,152	$1,420,542
Interest Income	$468,048	$466,293	$604,381
Other Income	-	-	-
Program Income	$38,295		
Total Reported Revenue	$3,575,606	$4,129,276	$4,582,333
Total Core Revenue	$3,537,311	$4,129,276	$4,582,333

All values reflected in USD

Reconciliation of Net Income (Loss) as reported to Adjusted EBITDA

	4Q22	1Q23	2Q23
Net Income	$(37,022,262)	$(1,413,447)	$(17,604,567)
Interest Expense	$766,795	$834,203	$353,736
Depreciation & Amortization	$185,699	$396,314	$401,350
Taxes	$(9,252,893)	$(609,277)	$(652,147)
EBITDA	$(45,322,661)	$(792,207)	$(17,501,628)
Loan loss provision	$122,302	$66,666	$511,880
Change in FV of financial Instruments	$8,058,091	$(433,148)	$(9,789)
Deferred Loan origination fees	$(104,254)	$(2,175)	$2,922
Stock comp expense	$2,806,336	$1,570,782	$958,260
Change in FV of FPA	$33,322,248		
Impairment of goodwill	-		$16,888,739
Impairment of Intangibles	-		
Adjusted EBITDA	$(1,117,938)	$409,918	$850,384

All values reflected in USD